UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2011

CAR CHARGING GROUP, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	33-1155965	03-0608147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

1691 Michigan Avenue, Suite 425 Miami Beach, FL 33139
(Address of Principal Executive Offices)

(305) 521-0200
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South, 2nd Floor
Manalapan, NJ, 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On January 17, 2011, we dismissed Li & Company, PC (“Li”) as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on January 17, 2011.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Li’s reports on the financial statements of the Company for the year ended December 31, 2009 contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern.  Except for that modification, the reports did not contain any adverse opinion or disclaimer of opinion nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principle..

iv
During the fiscal year ended December 31, 2009, and through January 17, 2011 there were (i) no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li, would have caused Li to make reference thereto in its report on the Company’s financial statements for such fiscal year; and (ii) no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K.

v.
The Company provided Li with a copy of this Current Report on Form 8-K and requested that Li furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Li, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On January 17, 2011, the Board of Directors appointed Goldstein Schechter Koch P.A. (“GSK”) as the Company’s new independent registered public accounting firm. The decision to engage GSK was approved by the Company’s Board of Directors on January 17, 2011.

ii
Prior to January 17, 2011, the Company did not consult with GSK regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Li & Company, PC dated January 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CAR CHARGING GROUP, INC.

Date: January 19, 2011	By:	/s/ Michael D. Farkas
Michael D. Farkas
Chief Executive Officer